CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS	9 Months Ended
Sep. 30, 2021 USD ($) $ / shares shares
ENERGY VAULT HOLDINGS, INC
OPERATING EXPENSES
Sales and marketing	$ 442,658
Research and development	4,920,320
General and administrative	8,620,769
Inventory write-down	2,733,194
Loss from operations	16,716,941
OTHER INCOME (EXPENSE)
Interest expense	(6,799)
Other income (expense), net	(1,865,542)
Other expense, net	(1,872,341)
Loss before income taxes	(18,589,282)
NET LOSS	$ (18,589,282)
Net loss per share of common stock-basic | $ / shares	$ (10.41)
Net loss per share of common stock-diluted | $ / shares	$ (10.41)
Weighted average shares of common stock-basic | shares	1,785,436
Weighted average shares of common stock-diluted | shares	1,785,436
OTHER COMPREHENSIVE INCOME (LOSS)-NET OF TAX
Actuarial loss on pension	$ 295,255
Foreign currency translation gain (loss)	301,901
Total Comprehensive Loss	$ (17,992,126)